Registration Nos. 333-129342

811-21829

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 65	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 69

(Check appropriate box or boxes)

BBH TRUST

(Exact Name of Registrant as Specified in Charter)

140 Broadway

New York, New York 10005

(Address of Principal Executive Offices) (Zip Code)

(800) 575-1265

Registrant’s Telephone Number, including Area Code:

Corporation Services Company

2711 Centerville Road, Suite 400

Wilmington, Delaware  19808

(Name and Address of Agent for Service)

Copies to:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

Attn: W. John McGuire, Esq.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	On ________ pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☒	On February 24, 2017 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
[                 ]

BBH International Equity Fund
Class I Shares (Ticker BBHLX)

These securities have not been approved or disapproved by the U.S. Securities And Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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I. BBH INTERNATIONAL EQUITY FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the BBH International Equity Fund (the “Fund”) is to provide investors with long-term maximization of total return, primarily through capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class I shares.

Shareholder Fees

(Fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	0.65%
Distribution (12b-1) Fee	0.00%
Other Expenses*	0.05%
Total Annual Fund Operating Expenses	0.70%
*Restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class I shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class I shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class I Shares*	$[ ]	$[ ]	$[ ]	$[ ]

*For the past three fiscal years ended October 31, 2016, the fee paid by the Fund to BBH pursuant to the Investment Advisory and Administration Agreement was calculated daily and paid monthly at an annual rate equal to 0.80% for the first $1 billion and 0.70% for amounts over $1 billion of the average daily net assets of the Fund. Effective February 24, 2017, for investment advisory and administrative services, the fee paid by the Fund to Brown Brothers Harriman & Co. pursuant to the Agreement is computed daily and payable monthly at an annual rate equal to 0.65% for the first $3 billion and 0.60% for amounts over $3 billion of the average daily net assets of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed and emerging markets of the world, excluding the United States. Developed markets are those markets included in the Morgan Stanley Capital International—Europe, Australasia, and Far East Index (“MSCI-EAFE”) and Canada. The Fund may invest up to 35% of its assets, at the time of purchase, in emerging markets of the world. An emerging market is generally considered to be a securities market located in any country that is defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities.

Brown Brothers Harriman & Co. (“BBH&Co.”) serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). The Investment Adviser employs a “manager of managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s sub-adviser, currently Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”). Subject to the general supervision by the Fund’s Board of Trustees (the “Board”), the Investment Adviser oversees the Sub-adviser and evaluates its performance results. The Investment Adviser reviews portfolio performance, characteristics and changes in key personnel of the Sub-adviser. The Sub-adviser will be primarily responsible for the day-to-day management of the Fund's portfolio, including purchases and sales of individual securities. However, the Investment Adviser may also manage a portion the Fund’s assets according to the Fund’s principal investment strategies.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards and/or futures (“Derivatives”) for the purpose of hedging the value of securities purchased or intended to be purchased.

Investment Process: The Sub-adviser will focus on identifying attractive businesses and will invest opportunistically in these businesses when it believes that good long term returns can be achieved.  The Sub-adviser defines attractive businesses as those that have achieved leading and defensible market positions through the creation of enduring franchise value.  They are, in the view of the Sub-adviser, both well positioned for long term growth and resilient in difficult economic environments. The Sub-adviser employs intensive and rigorous fundamental equity research in order to identify these investment opportunities. The Sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

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PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Capital Controls Risk:

Capital controls imposed by foreign governments in response to economic or political events may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Concentrated Portfolio Holdings Risk:

Although the Fund is a diversified fund and as such intends to meet the diversification requirements of the 1940 Act, the Fund’s portfolio is expected to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses.

Currency Exchange Rate Risk:

Because the Fund invests in securities denominated in, or providing exposure to, non-U.S. currencies and the Fund’s net asset value per share (“NAV”) is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably.

Derivatives Risk:

Derivatives, including forwards and futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Emerging Markets Risk:

Emerging markets involve risks greater than those generally associated with investing in more developed foreign markets. These less developed markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in securities of foreign-based companies involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Large Cap Company Risk:

Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

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Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by BBH&Co. whose discretionary investment advisory clients make up a large percentage of the Fund’s shareholders, may adversely impact remaining Fund shareholders.

FUND PERFORMANCE

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Fund”). Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the reorganization, the Fund did not have any investment operations. Accordingly, the performance information provided in this Prospectus for the periods prior to that date is historical information of the Predecessor Fund, adjusted to reflect the Fund’s anticipated expenses.

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class I shares from year to year. The table shows how the average annual returns of the Fund’s Class I shares for the periods indicated compared to a broad-based market index. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Return for Class I Shares (% Per Calendar Year)

[Annual Performance Chart]

Highest Performing Quarter: [    ]

Lowest Performing Quarter:  [    ]

As of December 31, 2016, the Fund’s Class I Shares had calendar year-to-date returns of [    ].

Average Annual Total Returns (Through December 31, 2016)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	1 Year	5 Years	10 Years
Class I Shares*
Return Before Taxes	[ ]	[ ]	[ ]
Return After Taxes on Distributions	[ ]	[ ]	[ ]
Return After Taxes on Distributions and	[ ]	[ ]	[ ]
Sale of Fund Shares	[ ]	[ ]	[ ]

MSCI-EAFE Index
(reflects no deduction for fees, expenses or taxes)	[ ]	[ ]	[ ]

*For the past three calendar years ended December 31, 2016, the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory and Administration Agreement was calculated daily and paid monthly at an annual rate equal to 0.80% for the first $1 billion and 0.70% for amounts over $1 billion of the average daily net assets of the Fund. Effective February 24, 2017, for investment advisory and administrative services, the fee paid by the Fund to the Investment Adviser pursuant to the Agreement is computed daily and payable monthly at an annual rate equal to 0.65% for the first $3 billion and 0.60% for amounts over $3 billion of the average daily net assets of the Fund.

INVESTMENT ADVISER

BBH&Co. serves as the investment adviser to the Fund through a separately identifiable department. Select Equity Group, L.P. currently serves as the sub-adviser to the Fund. The following individuals are responsible for the day-to-day management of the Fund:

Portfolio Managers

The Sub-adviser’s portfolio management team for the Fund utilizes a team-based approach and is comprised of Chad Clark, Brian Vollmer, Matthew Pickering, Jonathan Allen and Loren Lewallen, who are each Senior Investment Team Members responsible for day-to-day management of the Fund’s portfolio since February 24, 2017. Chad Clark joined Select Equity Group in August 2010 and oversees Select Equity Group’s international strategies. Brian Vollmer joined Select Equity Group full time in August 2006. Matthew Pickering joined Select Equity Group in December 2010. Mr. Pickering is a CFA® charterholder. Jonathan Allen joined Select Equity Group in April 2010. Mr. Allen is a CFA® charterholder. Loren Lewallen joined Select Equity Group full time in September 2007. Mr. Lewallen is a CFA® charterholder.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary. Investors are only eligible to purchase shares of the Fund as described in the “Purchase of Shares” section of the Prospectus.

Investment Minimums*

Class I**
Initial Purchases	$10,000
Subsequent Purchases	$ 1,000

 * The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.

** The Fund has waived the investment minimums for all BBH&Co. Partners, employees, Fund Trustees and their respective family members and partners, directors, officers or employees of Select Equity Group, who wish to invest in the Fund’s Class I Shares.

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TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Investment Adviser of the Fund may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

For shareholders with discretionary investment management accounts managed by BBH&Co. (“BBH&Co. Account”), BBH&Co. will include the value of the shareholder’s investment in the Fund when calculating the advisory fee applicable to such shareholder’s BBH&Co. Account, which may result in the shareholder paying a higher overall fee to BBH&Co. on the shareholder’s investment in the Fund.

II. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed and emerging markets of the world, excluding the United States. Developed markets are those markets included in the MSCI-EAFE Index and Canada. The Fund may invest up to 35% of its assets, at the time of purchase, in emerging markets of the world. An emerging market is generally considered to be a securities market located in any country that is defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. Although the Fund is expected to invest primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Fund may purchase these equity securities directly or in the form of American Depository Receipts (“ADRs”), Global Depositary Receipts or other similar securities representing securities of foreign-based companies, national security exchanges or over-the-counter markets.

The Investment Adviser employs a “manager of managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s Sub-adviser, currently Select Equity Group. Subject to the general supervision by the Fund’s Board, the Investment Adviser oversees the Sub-adviser and evaluates its performance results. The Investment Adviser reviews portfolio performance, characteristics and changes in key personnel of the Sub-adviser. The Sub-adviser will be primarily responsible for the day-to-day management of the Fund's portfolio, including purchases and sales of individual securities. However, the Investment Adviser may also manage a portion of the Fund’s assets according to the Fund’s principal investment strategies.

Investment Process: The Sub-adviser will focus on identifying attractive businesses and will invest opportunistically in these businesses when it believes that good long term returns can be achieved.  The Sub-adviser defines attractive businesses as those that have achieved leading and defensible market positions through the creation of enduring franchise value.  They are, in the view of the Sub-adviser, both well positioned for long term growth and resilient in difficult economic environments. The Sub-adviser employs intensive and rigorous fundamental equity research in order to identify these investment opportunities.

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Other sub-advisers may be added in the future to complement this style. The Investment Adviser monitors the Sub-adviser by reviewing its portfolio performance and characteristics, and changes in key personnel. Quantitative evaluations, including evaluations of performance and portfolio characteristics, will be performed at least quarterly.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards and/or futures for the purpose of hedging the value of securities purchased or intended to be purchased.

In response to adverse market, economic, political and other conditions, the Sub-adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to invest less than 80% of its assets in equity securities under normal circumstances.

The Fund seeks to generate attractive returns over time but does not attempt to mirror a benchmark or an index.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Capital Controls Risk:

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the governments of foreign countries and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Concentrated Portfolio Holdings Risk:

Although the Fund is a diversified fund and as such intends to meet the diversification requirements of the 1940 Act, the Fund’s portfolio is expected to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses.

Currency Exchange Rate Risk:

The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Derivatives Risk:

Derivatives, including forwards and futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

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Emerging Markets Risk:

The Fund may invest up to 35% of its assets in securities of issuers based in developing countries. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of securities markets and lower trading volume; (iii) certain national policies related to national interests, which may restrict the Fund’s investment opportunities; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

The Fund’s assets may be concentrated in a single country or countries located in the same geographic region. The Fund assumes the risk that changing economic, regulatory, political or social conditions affecting the particular country or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.

Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Large Cap Company Risk:

Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.

Management Risk:

The Fund is actively managed and its success depends upon the investment skills and analytical abilities of the Sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Shareholder Concentration Risk:

From time to time, an investment adviser may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

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Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to the Fund through a separately identifiable department (the “Investment Adviser”). The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of December 31, 2016, BBH&Co. managed total assets of approximately $[ ] billion, $[ ] million of which represented total net assets in the Fund.

The Investment Adviser employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s Sub-adviser, currently Select Equity Group. Subject to the general supervision by the Fund’s Board, the Investment Adviser oversees the Sub-adviser and evaluates its performance results. The Investment Adviser reviews portfolio performance, characteristics and changes in key personnel of the Sub-adviser. The Sub-adviser will be primarily responsible for the day-to-day management of the Fund's portfolio, including purchases and sales of individual securities. However, the Investment Adviser may also manage a portion the Fund’s assets according to the Fund’s principal investment strategies.

In addition to a continuous investment program, BBH&Co. serves as the Fund’s administrator, which provides administrative services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, the Investment Adviser receives a combined fee, computed daily and payable monthly, equal to 0.65% for the first $3 billion and 0.60% for amounts over $3 billion of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses. The Investment Adviser pays a sub-advisory fee to the Sub-adviser out of its own assets. For purposes of calculating the sub-advisory fee to

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the Sub-adviser, the assets managed by the Sub-Adviser will be determined based on the combined average daily net assets of the Fund, a Cayman investment trust and such other funds or accounts managed by the Sub-Adviser as the Investment Adviser and the Sub-adviser may agree to from time to time. The Fund is not responsible for paying any portion of the sub-advisory fee to the Sub-adviser. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administrative fee from the Fund.

A discussion of the Board’s review of the Fund’s investment advisory and sub-advisory agreements is available in the Fund’s most recent Semi-Annual Report.

Pursuant to an exemptive order the Fund and BBH&Co. received from the SEC, the Investment Adviser may select and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval.

The Sub-Adviser

Pursuant to a Sub-Advisory Agreement with the Investment Adviser, and subject to the general supervision of the Board and the Investment Adviser, the Sub-adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments.

The name and address of the Sub-adviser and certain information about the portfolio manager or portfolio management team for the Fund are set forth below.

	Portfolio Manager/Portfolio	Fund
	Management Team Members, Title,	Manager
Sub-Adviser	Past 5 Years’ Business Experience	Commencing

	Chad Clark	2017
Select Equity Group, L.P. 380 Lafayette Street New York, New York 10003	Title: Senior Investment Team Member
	Mr. Clark joined Select Equity in August 2010. He oversees the Firm’s international strategies. Mr. Clark is a member of the Firm’s Management Committee. Prior to joining Select Equity, Mr. Clark spent 14 years at Harris Associates, where he was a Partner and co-managed the Oakmark International Small Cap Fund and Harris International Value L.P. Prior to Harris Associates, he was an Analyst in Corporate Finance at William Blair & Company. Mr. Clark is a CFA® charterholder. Mr. Clark received a B.S. from Carnegie Mellon University (summa cum laude).
	Brian Vollmer	2017
	Title: Senior Investment Team Member
	Mr. Vollmer began at Select Equity as an intern in 2005 and joined the Firm full time in August 2006. Prior to joining Select Equity, Mr. Vollmer worked as a private equity Investment Analyst for Hicks, Muse, Tate & Furst. Prior to Hicks, Muse, Tate & Furst, he worked in the Investment Banking Division at Goldman Sachs. Mr. Vollmer received a B.S. from the University of Virginia (with distinction) and an M.B.A. from the Stanford Graduate School of Business, where he graduated as an Arjay Miller Scholar.
	Matthew Pickering	2017
	Title: Senior Investment Team Member
	Mr. Pickering joined Select Equity in December 2010. Prior to joining Select Equity, Mr. Pickering was an Analyst with Harris Associates for four years. Prior to Harris Associates, he worked for six years as an Analyst and Associate Portfolio Manager with Institutional Capital. Mr. Pickering is a CFA® charterholder. Mr. Pickering received a B.S. from Miami University (magna cum laude).
	Jonathan Allen	2017
	Title: Senior Investment Team Member
	Mr. Allen joined Select Equity in April 2010. Prior to joining Select Equity, Mr. Allen was a Principal, Portfolio Manager and Analyst with Clay Finlay for 16 years. Mr. Allen is a CFA® charterholder. Mr. Allen received a B.A. from the University of Pennsylvania.
	Loren Lewallen	2017
	Title: Senior Investment Team Member
	Mr. Lewallen began at Select Equity as an intern in 2006 and joined the Firm full time in September 2007. Mr. Lewallen is a CFA® charterholder. Mr. Lewallen received a B.A. from Columbia University (magna cum laude).

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of shares of the Fund.

IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day that the equity market of the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading.

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Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The determination of the Fund’s NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares outstanding at the time the determination is made. The value of the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by BBH&Co. to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE close, if the NYSE close occurs before the end of trading on the foreign exchange.

The Fund has a valuation policy, which requires that if market quotations are unavailable or available but considered unreliable, then that security price should be overridden and fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by brokers and dealers or an independent pricing service using a date reflecting the earlier closing of the principal markets for those securities. Prices obtained from pricing services may be based on, among other things, information provided by market markers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, which approximates fair value.

Investments for which market quotations or market based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to BBH&Co. the responsibility for applying the Board approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the primary exchange or principal market, but prior to the NYSE close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade does not open for trading for the entire day and no other market prices are available. The Fund may use a systematic fair value model provided by an independent third party to value foreign securities.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV.

Revenue Sharing

BBH&Co. may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund), and may be in addition to any shareholder servicing payments that are paid by the Shareholder Servicing Agent to the Financial Intermediaries. In some circumstances,

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such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

Account Transactions

Purchase of Shares

Limited Offering of the Class N and I Shares

Effective December 22, 2016, the Fund’s Class N and Class I Shares will be offered on a limited basis. After such date, Investors are not eligible to purchase shares of the Fund, except as described below.

The Fund offers Class I shares through this Prospectus representing interests in a single portfolio of securities. Investors are only eligible to purchase shares of the Fund as described below.

The following individuals (referred to as “Eligible Investors”) may invest in the Fund and/or reinvest dividends and capital gains distributions from shares owned in the Fund:

•	BBH&Co. private banking and/or private wealth management clients;

•	investors with an agreement with Brown Brothers Harriman Investments, LLC or the Fund’s distributor permitting investment in the Fund;

•	a Trustee or officer of the BBH Trust, or a partner or employee of BBH&Co. or its affiliates, or a member of the immediate family of any of those persons;

•	an account for an employee benefit plan or retirement plan sponsored by BBH&Co.; and

•	a partner, director, officer or employee of Select Equity Group.

Eligible Investors may be asked to verify that they meet one of the eligibility requirements above prior to opening a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account.

The Fund’s ability to enforce the eligibility requirements listed above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

Additional information that applies to the offering:

An existing investor that does not meet the above eligibility requirements and has been a shareholder in the Fund is able to continue to remain an investor in the Fund (an “Existing Shareholder”) and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund; however, the Existing Shareholder may not purchase additional shares of the Fund, either directly or as the beneficial owner of shares held in another account.

For an Existing Shareholder, if all shares of the Fund in an Existing Shareholder’s account are voluntarily redeemed or involuntarily redeemed, then the Existing Shareholder’s account will be closed. Once closed, such former Existing Shareholders will not be able to reopen their accounts in the Fund. These repurchase restrictions, however, do not apply to investors listed above as eligible to continue to purchase even if the Eligible Investor would liquidate its entire position.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, the Fund’s transfer agent will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be returned. If the transfer agent cannot contact the investor within 30 days, the entire amount of the intended investment will be returned.

The Fund reserves the right to change these policies at any time. The Fund may from time to time, in its sole discretion, limit new purchases into the Fund or otherwise modify the eligibility requirements at any time.

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The Fund offers its shares to Eligible Investors on a continuous basis at the current NAV without a sales charge. Eligible Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the current NAV, which is next determined after the Fund receives the purchase order, including acceptable payment for such order. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Shares are entitled to dividends declared, if any, starting as of the first Business Day following the day the Transfer Agent records the purchase.

An Eligible Investor may place purchase orders for Fund shares directly through the Transfer Agent. Such orders will be priced at the NAV next calculated after the Fund accepts payment and that payment has been converted into federal funds. Such orders are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares.

In addition to being able to buy and sell Fund shares directly through the Transfer Agent, Eligible Investors may also buy or sell shares of the Fund through accounts with a Financial Intermediary that is authorized to place trades in Fund shares for their customers. Such shares are held in the Financial Intermediary’s name on behalf of that customer pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Class I**
Initial Purchases	$10,000
Subsequent Purchases	$ 1,000

 * The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers.

** The Fund has waived the investment minimums for all BBH&Co. Partners, employees, Fund Trustees and their respective family members and partners, directors, officers or employees of Select Equity Group, who wish to invest in the Fund’s Class I Shares.

Redemption of Shares

The Fund executes a redemption request at the current NAV, which is next determined after the Fund receives the redemption request. The Fund normally determines the Fund’s NAV daily at 4:00 p.m., Eastern Time on each day that the equity markets of the NYSE are open for a full day of trading. Shares continue to earn dividends declared, if any, through the Business Day that the Fund executes the redemption request on the books of the Fund.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

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Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is executed.

Redemption Fee

Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The holding period shall commence on the next business day following the date your purchase order is received by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

Redemptions by the Fund

The Fund has established a minimum account size of $10,000 for Class I shares, which may be changed from time to time in its discretion. Except in circumstances where the minimum account size has been changed or waived, if the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of a security or securities from the Fund’s portfolio (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund shares. If your purchase or exchange order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains, if any, annually. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal income or excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends reported by the Fund as qualified dividend income are generally taxable at reduced tax rates for non-corporate shareholders. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income.

The Fund will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

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In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund shares.

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest it receives from sources in foreign countries. If certain requirements are met, the Fund may be eligible to make an election enabling shareholders to claim foreign tax credits or deductions with respect to certain taxes paid by the Fund. If the Fund makes the election, each shareholder will be required to include in income a share of those taxes and will treat that share of those taxes as though it had been paid directly by the shareholder. The shareholder may then either deduct the taxes deemed paid by it in computing its taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it was received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because such dividends or other distributions will be taxable to you even though it may effectively be a return of a portion of your investment.

Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you on the sale or redemption of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

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If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The tax treatment of the Fund and its shareholders in those states that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help an investor understand the Fund’s Class I shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Selected per share data and ratios for a Class I share outstanding throughout each year.

[Financial Highlights to be included in 485(b) filing]

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More information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265

By mail write to the Fund’s Shareholder Servicing Agent:

Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005

By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265

By E-mail send your request to:	bbhfunds@bbh.com

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC. Additionally, information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21829

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STATEMENT OF ADDITIONAL INFORMATION

BBH INTERNATIONAL EQUITY FUND

Class I Shares – Ticker BBHLX

140 Broadway, New York, New York 10005

[                    ]

The BBH International Equity Fund (the “Fund”) is a separate, diversified series of BBH Trust (the “Trust”). The Fund currently offers one class of shares designated as Class I shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated [ ] (the “Prospectus”), as it may be further amended and/or supplemented from time to time. The Fund’s annual report dated [ ] is incorporated herein by reference. You may obtain the Fund’s Prospectus and annual report without charge by calling 1-800-575-1265.

OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“the Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.) through a separately identifiable department (the “SID” or the Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as the term is defined under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and provides investment advice to registered mutual funds. BBH&Co. provided administrative service to each series of the Trust.

The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the “Predecessor Trust”). The Fund has the same investment objective and policies as its predecessor.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

The following supplements the information contained in the Prospectus concerning the investment objective, policies and strategies of the Fund.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

Under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed and emerging markets of the world, excluding the United States. Developed markets are those markets included in the Morgan Stanley Capital International—Europe, Australasia, and Far East Index (“MSCI-EAFE”) and Canada. The Fund may invest up to 35% of its assets, at the time of purchase, in emerging markets of the world.

The Fund is a diversified fund and as such intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of the Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

Foreign Securities

The Fund has the authority to invest in foreign securities (including European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and American Depository Receipts (“ADRs”)), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar.

Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the Fund may invest in securities into which they may be converted. The Fund also may invest in securities denominated in currency “baskets.”

Foreign Taxes. The Fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Geographic Risk. The Fund’s assets may be concentrated in a single country or countries located in the same geographic region. The Fund assumes the risk that changing economic, regulatory, political or social conditions affecting the particular country or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.

These and other factors could have a negative impact on the Fund’s performance.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by the governments of foreign countries and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Currency Exchange Rate Risk. The Fund invests a significant portion of its assets in investments denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Emerging Market Securities

The Fund may invest up to 35% of its net assets in securities of issuers based in countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is, principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Investment Adviser and/or the Sub-adviser (as defined below) has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Investment Adviser and/or the

Sub-adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity and significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal system. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investments, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Exchange Contracts

Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements and the successful execution of a hedging strategy are extremely difficult.

The Investment Adviser and/or the Sub-adviser, on behalf of the Fund, may enter into forward and/or futures foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

The Fund’s recognition of gain or loss due to foreign currency exchange rates may be treated differently for federal income tax purposes. This difference may require the Fund to make a distribution in excess of its book income to qualify for treatment as a registered investment company for federal income tax purposes.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Smaller Cap Company Risk

There is no limitation on the size or operating experience of the companies in which the Fund may invest. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. Some small companies may be small participants in their industries, may face intense competition from larger companies and typically entail a greater risk than investment in larger companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term. These risks are higher for small cap companies.

Domestic Investments

The assets of the Fund are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

Hedging Strategies

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward and/or futures foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward and/or futures foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser and/or the Sub-adviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward and/or futures position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward and/or futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward and/or futures contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund will enter into forward and/or futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward and/or futures currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward and/or futures foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward and/or futures contract to purchase foreign currency, the Fund’s custodian, the Investment Adviser and/or the Sub-adviser will segregate liquid assets.

Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a “closing sale transaction” may be made at any time prior to the expiration of the option, which involves selling the option previously purchased.

Covered call options may also be sold (written) on stocks, although the current intention is not to do so. A call option is “covered” if the writer owns the underlying security.

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor’s 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange (“NYSE”) Composite Index, The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (“strike price”), an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to: (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser’s and/or the Sub-adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that liquidity in the options markets may make it difficult from time to time for the Fund to close out its written options positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund’s portfolio strategies.

Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a “closing sale transaction” may be made for the Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser’s and/or the Sub-adviser’s ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund.

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. The Trust is not subject to registration or regulation as a CPO. Although the Trust has concluded that as of the date of this SAI the Fund should be able to operate within the exclusions from CFTC regulation, there is no certainty that the Fund or the Trust will be able to continue to rely on an exclusion from CFTC regulation in the future. In order to assure that the Fund is not deemed a “commodity pool” for purposes of the CEA, regulations of the CFTC require that the Fund enter into transactions in futures contracts and options on futures contracts only: (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund’s assets. The Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If the Fund or the Trust operates subject to CFTC regulation, it may incur additional expenses.

Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser’s and/or the Sub-adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing the transaction, an “initial margin” of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called “variation margin”, with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Fund, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), Financiele Termijnmarkt Amsterdam (FTA), and London Securities and Derivatives Exchange, Ltd. (OMLX).

Risks Associated with Futures. There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. When used as a hedging technique, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Another risk that may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Fund seeks a hedge.

Derivatives. Subject to the limitations of the 1940 Act, the Fund may purchase derivatives or enter into derivative transactions (“Derivatives”). Derivatives are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in Derivatives at inopportune times or the Sub-adviser judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Swaps.  Subject to the limitations of the 1940 Act, the Fund reserves the right to utilize swaps. A swap is a contract under which two parties agree to make periodic payments to each other on the basis of the value of a security, specified interest rates, an index or the value of some other instrument, applied to a stated or “notional” amount. Engaging in swaps entails certain risks. The Fund will be subject to the risk of counterparty default on its swaps. Since swaps do not generally involve the delivery of underlying assets or principal, any loss would likely be limited to the net amount of payments required by the contract. However, in some swap transactions, the counterparty may require the Fund to deposit collateral to support its obligation under the swap agreement. If the counterparty to the swap defaults, the Fund would lose the net amount of payments that it is contractually entitled to receive, as well as any collateral deposits made with the counterparty. Swaps expose the Fund to the credit risk of the counterparties with which it deals, which exposure and risk at times may be substantial. Non-performance by counterparties of the obligations or contracts underlying the swaps could expose the Fund to losses, whether or not the transaction itself was profitable. Such “counterparty risk” is present in all swaps and is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Swaps may expose the Fund to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”) certain swaps and other over-the-counter (“OTC”) derivatives, as discussed further below, that were previously executed on a bilateral basis are now required to be traded on a regulated swap exchange or execution facility.  It is expected that the CFTC and the SEC will require the execution on a regulated market of additional OTC derivatives transactions in the future.  Such requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.  Swaps and other transactions in OTC derivatives that are not required to be executed on a regulated market may involve other risks as well, as there is no exchange market on which to close out an open position.  It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Commodity Derivatives Regulation

Investment advisers to registered investment companies are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) where the investment company either: (i) invests directly or indirectly more than a prescribed level of its liquidation value in commodity futures, commodity options and commodity swaps (together, “Commodity Derivatives”), or (ii) markets itself as providing investment exposure to these instruments. To the extent that the Fund uses Commodity Derivatives, it intends to do so at de minimis levels (i.e., below the thresholds prescribed by the CFTC) and will not market itself as a “commodity pool” or vehicle for trading such instruments. As a result, the Fund has claimed an exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), pursuant to Rule 4.5 thereof. The Fund is required to certify annually that it is eligible for exemption pursuant to Rule 4.5. The Investment Adviser is, as a result, not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Fund.

Loans of Portfolio Securities

Loans of portfolio securities up to 30% of the total value of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund’s income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. Reasonable finders’ and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities are not loaned to BBH&Co. or to any affiliate of the Fund.

Short-Term Instruments

Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser’s and/or the Sub-adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Corporation (“Standard & Poor’s”), or if unrated are of comparable quality in the opinion of the Investment Adviser and/or the Sub-adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers’ acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser and/or the Sub-adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund’s custodian bank.

U.S. Government Securities

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal Farm Credit System and the Federal Home Loan Banks. . Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities. On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and the FHLMC, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury were intended to ensure that the FNMA and the FHLMC maintain a positive net worth and meet their financial obligations, presenting mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Rule 144A Securities

The Investment Adviser and/or the Sub-adviser may, on behalf of the Fund, purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser and/or each Sub-adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value per share (“NAV”). The Fund maintains with BBH&Co., the Fund’s custodian (the “Custodian”), a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund’s investment in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser and/or the Sub-adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the Fund’s net assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Borrowing

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a Fund of any increase or decrease in the value of its investments (which would have a corresponding effect on a Fund’s share value). Money borrowed is also subject to interest costs.

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Trustees of the Fund (the “Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers and their respective operations, may be susceptible to potential risks resulting from cyber-attacks or incidents (collectively, cyber-events”). Cyber events may include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, infection from computer viruses or other malicious software code, unauthorized access to or compromises to relevant systems, networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and their service providers, or various other forms of cyber security breaches.   In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-attacks affecting a Fund, or the Sub-adviser, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks.  Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund, and its service providers and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act).

Diversification

The Fund is classified as “diversified” for purposes of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of the Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer.

Industry Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

For purposes of the above investment policies:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;”

•	except with respect to borrowing money or illiquid securities, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation; and

•	the Fund will not make investments that will result in the investment of 25% or more of its assets in the securities of issuers primarily engaged in the same industry.

MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment advisor.	6	None.
Andrew S. Frazier Born: 1948	Trustee	Since 2010	Consultant to Western World Insurance Group, Inc. (“WWIG”) (January 2010 to January 2012).	6	Director of WWIG.
Mark M. Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment advisor.	6	Chairman of Dillon Trust Company.
John M. Tesoro Born: 1952	Trustee	Since 2014	Partner, Certified Public Accountant, KPMG LLP (retired in September 2012).	6	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Born: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.; Director of BBH Luxembourg S.C.A. (since 1992).	6	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present); General Partner of BBH&Co. (1998 to 2011).	6	None.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Born: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014, joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Born: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley (2009 -September 2015).
Keith M. Kelley 140 Broadway New York, NY 10005 Born: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; joined BBH&Co. in 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014 – February 2016); Compliance Manager, State Street Corporation (2013 – 2014); Associate, J.P. Morgan Chase & Co. (2011 - 2013).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Born: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel, BBH&Co. since 2005.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Rowena Rothman 140 Broadway New York, NY 10005 Born: 1967	Assistant Treasurer	Since 2011	Vice President of BBH&Co. since 2009.
James D. Kerr 50 Post Office Square Boston, MA 02110 Born: 1983	Assistant Secretary	Since 2015	Assistant Vice President and Investor Services Associate Counsel since 2014; joined BBH&Co. in 2013; Assistant District Attorney, Middlesex County, Massachusetts (October 2011 – September 2013).

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws).

+	Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

^	The Fund Complex consists of the Trust, which has six series, and each is counted as one “Portfolio” for purposes of this table.

BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”), distributor and the administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s Sub-adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the Agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from Fund counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information about the service provided by such BBH&Co. business unit, including comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Fund and the Predecessor Trust since 2006.

The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 21 years.

The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 36 years of extensive experience in investment advisory, corporate finance and economic policy planning.

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 5 times during the fiscal year ended October 31, 2016.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met 17 times during the fiscal year ended October 31, 2016.

Trustee Equity Ownership as of December 31, 2016

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	[ ]	[ ]
Andrew S. Frazier	[ ]	[ ]
Mark M. Collins	[ ]	[ ]
John M. Tesoro	[ ]	[ ]
Susan C. Livingston	[ ]	[ ]
John A. Gehret	[ ]	[ ]

As of January 31, 2017, the Fund’s Board and Officers as a group owned less than 1% of Class I shares of the Fund’s outstanding Shares.

As of January 31, 2017, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class I Shares of the Fund:

[          ]

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Compensation

Effective April 1, 2013, each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. Prior to April 1, 2013, each Independent Trustee received a base annual fee of $55,000. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Frazier) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Fiscal Year Ended October 31, 2016

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee +
H. Whitney Wagner, Independent Trustee	[ ]	[ ]	[ ]	[ ]
Andrew S. Frazier, Independent Trustee	[ ]	[ ]	[ ]	[ ]
Mark M. Collins, Independent Trustee	[ ]	[ ]	[ ]	[ ]
John M. Tesoro, Independent Trustee	[ ]	[ ]	[ ]	[ ]
Susan C. Livingston, Interested Trustee	[ ]	[ ]	[ ]	[ ]
John A. Gehret, Interested Trustee	[ ]	[ ]	[ ]	[ ]
+	The Fund Complex consists of the Trust, which currently consists of six series.

Because of the services rendered pursuant to the Agreement, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser, the Sub-adviser and the distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s and Sub-adviser’s codes of ethics are also maintained pursuant to the Advisers Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser, the Sub-adviser and the distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser, also referred to herein as the SID. The SID has delegated such responsibility to the Sub-adviser. The Sub-adviser has adopted proxy voting policies and procedures concerning the voting of proxies of its clients.

Select Equity Group

Unless instructed to the contrary by a client, Select Equity Group performs proxy voting on behalf of its clients. Votes are cast in line with Select Equity Group’s proxy voting guidelines or in a manner consistent with the clients’ best interests without regard for any interest Select Equity Group may have in the matter.

Proxy voting decisions are made by certain employees of Select Equity Group following a considered review of all available materials. To ensure that each such individual has all the necessary information on any annual general meeting (“AGM”) or extraordinary general meeting (“EGM”), Select Equity Group receives documentation on forthcoming votes from custodians and ISS. However, such individuals vote independently of recommendations from any intermediary. In line with the firm’s Proxy Voting policy, where there is any doubt or contentious issue, a clear procedure followed. Such issues are referred to the Proxy Voting Committee that includes senior investment personnel of the Sub-adviser. The voting instruction form is then passed to the dedicated proxy voting team, which is responsible for administering the votes via the appropriate proxy voting providers. Records of all proxy decisions taken are maintained by Select Equity Group.

For more information on the proxy voting policies and procedures, described herein, investors in the Fund may request a copy of the proxy voting policies and procedures by calling a toll-free number: 1-800-575-1265.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available upon request and without charge by calling a toll-free number 1-800-575-1265 or by going to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-Q, which is filed with the SEC within 60 days of the end of the first and third quarter of each fiscal year. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC not later than 10 days after the transmission to shareholders of annual and semi-annual shareholder reports which is required within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis and will be disclosed or made available approximately fifteen (15) days after each month end.

You may also access from the Fund’s website portfolio information as of the end of each of the Fund’s fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the Sub-adviser, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, and printer and mailing agent, may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has been determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and

•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice and portfolio management to the Fund. BBH&Co. also provides administrative services to the Fund. The investment adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

The Investment Adviser employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s Sub-adviser currently Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”). The Sub-adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. Subject to the supervision of the Board, the Investment Adviser oversees the Sub-adviser and evaluates its results. The Investment Adviser reviews portfolio performance, characteristics and departures of key personnel of the Sub-adviser. The Sub-adviser will be primarily responsible for the day-to-day management of the Fund’s portfolio, including purchases and sales of individual securities. However, the Investment Adviser may also manage a portion the Fund’s assets according to the Fund’s principal investment strategies.

The Agreement between BBH&Co. and the Trust is dated February 1, 2007 and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) on 60 days’ written notice to BBH&Co. and by BBH&Co. on 90 days’ written notice to the Fund (see “Additional Information”).

The investment advisory services of BBH&Co., through its SID, to the Fund are not exclusive under the terms of the Agreement. BBH&Co. may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use “Brown Brothers Harriman” in their names. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the name of the Fund to eliminate all references to Brown Brothers Harriman.

BBH&Co. has been retained by the Trust to serve as Administrator to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under “Investment Adviser” and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The Agreement obligates the Investment Adviser to pay all expenses incurred by it in connection with its activities under the Agreement, other than those assumed by the Fund. The Fund pays (i) the fees and expenses of the Investment Adviser or expenses otherwise incurred for the Fund in connection with the management of the investment and reinvestment of its assets; (ii) the fees and expenses of the Independent Trustees of the Fund or of an investment company in which the Fund invests its investable assets; (iii) certain fees and expenses of the Fund’s custodian; (iv) the fees and expenses of the Fund’s transfer agent and shareholder servicing agent which relate to the maintenance of each shareholder account and the fees and expenses of any eligible institution; (v) the charges and expenses of legal counsel and independent accountants for the Fund; (vi) brokers’ commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities transactions; (vii) all taxes and corporate fees payable by the Fund to federal, state or other governmental authorities; (viii) the fees of any trade association of which the Fund may be a member; (ix) the cost of certificates, if any, representing shares of the Fund; (x) the fees and expenses involving registering and maintaining registrations of the Fund’s shares with the SEC and preparation and printing of the Fund’s Registration Statement and Prospectuses; (xi) the cost of any liability insurance or fidelity bond; (xii) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Fund.

For the past three fiscal years ended October 31, 2016, the fee paid to the Investment Adviser pursuant to the Agreement is calculated daily and paid monthly at an annual rate equal to 0.80% for the first $1 billion and 0.70% for amounts over $1 billion of the average daily net assets of the Fund. Effective February 24, 2017, the fee paid to the Investment Adviser pursuant to the Agreement is calculated daily and paid monthly at an annual rate equal to 0.65% for the first $3 billion and 0.60% for amounts over $3 billion of the average daily net assets of the Fund.

The table below sets forth the investment advisory and administrative services fee paid by the Fund to the Investment Adviser for the past three fiscal years ended October 31st.

	2016	2015	2014
Investment Advisory and Administrative Fees	[ ]	$6,640,850	$6,528,062

Walter Scott & Partners Limited (“Walter Scott”) and Mondrian Investment Partners Limited (“Mondrian”), the Fund’s sub-advisers for the previous three fiscal years ended October 31, 2016, were each paid a fee based on a percentage of assets under management. The table below sets forth the sub-advisory fees paid by the Investment Adviser to Walter Scott and Mondrian for the past three fiscal years ended October 31st.

	2016	2015	2014
Sub-Advisory Fees	[ ]	3,218,844.21	$3,529,894.21

Effective February 24, 2017, the Investment Adviser will pay a subadvisory fee to Select Equity Group out of its own assets at the rate of 0.65% of the average daily net assets managed by Select Equity Group less than or equal to $3 billion and 0.60% of the average daily net assets managed by the Sub-Adviser greater than $3 billion. For purposes of calculating the subadvisory fee to the Sub-adviser, the assets managed by the Sub-Adviser will be determined based on the combined average daily net assets of the Fund, a Cayman investment trust and such other funds or accounts managed by the Sub-Adviser as the Investment Adviser and the Sub-adviser may agree to from time to time. The Fund is not responsible for paying any portion of the subadvisory fee to the Sub-adviser. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administrative fee from the Fund. The Sub-Adviser shall calculate the subadvisory fee which shall be accrued daily and payable by the Investment Adviser monthly within 10 business days following receipt of an invoice from the Sub-adviser.

Portfolio Manager Information

Select Equity Group, L.P.

The senior members of the team are:

Chad Clark

Mr. Clark joined Select Equity Group in August 2010. He oversees Select Equity Group’s international strategies. Mr. Clark is a member of Select Equity Group’s Management Committee. Prior to joining Select Equity Group, Mr. Clark spent 14 years at Harris Associates, where he was a Partner and co-managed the Oakmark International Small Cap Fund and Harris International Value L.P. Prior to Harris Associates, he was an Analyst in Corporate Finance at William Blair & Company. Mr. Clark is a CFA® charterholder. Mr. Clark received a B.S. from Carnegie Mellon University (summa cum laude).

Brian Vollmer

Mr. Vollmer began at Select Equity Group as an intern in 2005 and joined Select Equity Group full time in August 2006. Prior to joining Select Equity Group, Mr. Vollmer worked as a private equity Investment Analyst for Hicks, Muse, Tate & Furst. Prior to Hicks, Muse, Tate & Furst, he worked in the Investment Banking Division at Goldman Sachs. Mr. Vollmer received a B.S. from the University of Virginia (with distinction) and an M.B.A. from the Stanford Graduate School of Business, where he graduated as an Arjay Miller Scholar.

Matthew Pickering

Mr. Pickering joined Select Equity Group in December 2010. Prior to joining Select Equity Group, Mr. Pickering was an Analyst with Harris Associates for four years. Prior to Harris Associates, he worked for six years as an Analyst and Associate Portfolio Manager with Institutional Capital. Mr. Pickering is a CFA® charterholder. Mr. Pickering received a B.S. from Miami University (magna cum laude).

Jonathan Allen

Mr. Allen joined Select Equity Group in April 2010. Prior to joining Select Equity Group, Mr. Allen was a Principal, Portfolio Manager and Analyst with Clay Finlay for 16 years. Mr. Allen is a CFA® charterholder. Mr. Allen received a B.A. from the University of Pennsylvania.

Loren Lewallen

Mr. Lewallen began at Select Equity Group as an intern in 2006 and joined the Firm full time in September 2007. Mr. Lewallen is a CFA® charterholder. Mr. Lewallen received a B.A. from Columbia University (magna cum laude).

Other Accounts Managed by Select Equity Group Investment Team*	Total Number of Other Accounts Managed/Total Assets (in USD millions)**
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	8/$2,724 million
Other Accounts	12/$5,362 million

* All funds managed, or advised upon, by Select Equity Group are done so by the investment team. This team-based approach is integral to Select Equity Group’s investment approach.

** Information as of December 6, 2016.

As of December 22, 2016, Messrs. Clark, Vollmer, Pickering, Allen, and Lewallen do not own shares of the Fund.

Description of Potential Material Conflicts of Interest - Investment Adviser

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, For example, BBH&Co. may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH&Co. a performance fee in addition to the stated investment advisory fee. In such cases, BBH&Co. may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH&Co.’s chances of receiving the performance fee. However, BBH&Co. has implemented policies and procedures to assure that investment opportunities are allocated equitably between the Fund and other funds and accounts with similar investment strategies.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the SID, BBH&Co. provides administrative, custody, shareholder servicing and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

From time to time BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH&Co. may benefit from increased amounts of assets under management.

When market quotations are not readily available, or are believed by BBH&Co. to be unreliable, the Fund’s investments may be valued at fair value by BBH&Co. pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” BBH&Co. seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BBH&Co. deems relevant at the time of the determination, and may be based on analytical values determined by BBH&Co. using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BBH&Co. (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Fund. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Description of Potential Material Conflicts of Interest – Select Equity Group, L.P.

The investment activities of Select Equity Group, its principals, or any of their employees or affiliates (collectively, the “Affiliated Group”) for their own accounts and other accounts they manage (each, an “Affiliated Group Account”) may give rise to conflicts of interest that may disadvantage the Fund. For example, the members of the Affiliated Group are not precluded from acquiring or possessing an interest, directly or indirectly, in any present or future investments which would be permissible or desirable for the Fund or are currently held or owned by the Fund. The Affiliated Group may act as investment adviser to other clients, as a broker or a finder or as a director, officer or employee of, or consultant to any corporation, a trustee to any trust, a limited partner or general partner in any partnership, or an administrative official of any business entity. Members of the Affiliated Group may receive compensation for such services and participate in profits derived from the investments of any such corporation, trust, partnership or other business entity.

Subject to applicable law, the Affiliated Group may also enter into transactions with one or more companies held in the portfolio of the Fund for clients of the Affiliated Group, which transactions may present additional conflicts of interest.

None of Select Equity Group, its portfolio manager(s) or their affiliates is required to devote its or his full business time to the Fund, and they will each devote such time as may, in their sole discretion, be advisable. Because Select Equity Group manages multiple clients, conflicts of interest may arise in allocating management time, services or functions of the Select Equity Group. In addition, Select Equity Group, its portfolio manager(s) or their respective affiliates may form additional investment funds (whether with similar or different investment mandates, return objectives and/or other terms, risk profiles, fee structures and characteristics), enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of Select Equity Group, its portfolio manager(s) or their respective affiliates. Any of such accounts or Affiliated Group Accounts may pay different fees or trade with different amounts of leverage than the Fund. Thus, Select Equity Group, its portfolio manager(s) or their respective affiliates may have income or other incentives to favor such other accounts over the Fund.

Investment decisions are made for the Fund and Affiliated Group Accounts in light of relevant investment considerations. However, the Affiliated Group may give advice and take action with respect to any current or future client account or Affiliated Group Account that may compete or conflict with the advice Select Equity Group may give to the Fund, including with respect to the timing or nature of actions relating to certain investments. Moreover, the results of the investment activities of the Fund may differ significantly from the results achieved by Select Equity Group for an Affiliated Group Account.

When it is determined that it would be appropriate for the Fund and one or more Affiliated Group Accounts to participate in an investment opportunity, Select Equity Group will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis, taking into account such factors as Select Equity Group considers appropriate, which may include the relative amounts of capital available for new investments, relative exposure to short-term market trends, and the investment programs and portfolio positions of the Fund and the Affiliated Group Accounts for which participation is appropriate. In certain instances, simultaneous transactions will occur. Purchases and sales are then allocated as to amount so that no account will be treated unfairly. While in some cases this could have a detrimental effect upon the price or value of a security for a particular account, or upon its ability to complete an entire order, in other cases coordination and the ability to participate in volume transactions will be beneficial to the account. Subject to best execution principles, Select Equity Group will not be required or deemed to have the duty to obtain the lowest brokerage or commission rates or combine or arrange orders to obtain the lowest brokerage commission rates on Fund brokerage business.

Select Equity Group may pursue investment opportunities that it believes to be appropriate for the Fund and an Affiliated Group Account at different or overlapping levels of the issuer’s capital structure (e.g. the Fund may invest in the publicly traded equity of an issuer in which an Affiliated Group Account holds a debt interest). Other clients of Select Equity Group and/or an Affiliated Group Account may own securities or obligations of an issuer that are senior to, or have interests different from or adverse to, the securities or obligations of such issuer that are acquired by the Fund. Any such investments may raise potential conflicts of interests between the Fund and such other Affiliated Group Accounts.

Other present and future activities of Select Equity Group and its affiliates may give rise to additional conflicts of interest. For example, Select Equity Group and its affiliates may expand the range of services that they provide or enter into a new line of business over time. The Select Equity Group and its affiliates will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. While none of Select Equity Group, or its partners, officers, employees or affiliates is obligated to resolve any conflicts in favor of the Fund, Select Equity Group will endeavor to ensure that any conflict of interest is resolved fairly.

DISTRIBUTOR

ALPS Distributors, Inc., (“ALPS” or the “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, remains in effect so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund on not more than sixty (60) days’ written notice to ALPS; and (ii) by ALPS on sixty (60) days’ written notice to the Trust.

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enters into contracts with banks, brokers and other Financial Intermediaries pursuant to which the Financial Intermediary, which holds Fund shares in its name on behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class I shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class I shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of Class I shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class I shares. Customer orders are priced at the NAV for Class I shares next determined after such order has been accepted by such customer’s Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class I shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

REVENUE SHARING

The Investment Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space,” or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any shareholder servicing payments that are paid. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

CUSTODIAN AND FUND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and accounting agent (the “Custodian”) for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. The Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

The table below sets forth the fees paid by the Fund to the Custodian for the past three fiscal years ended October 31st. The figures in the “Net Custody and Fund Accounting Fees Paid” row represent the net amounts paid to the Custodian, which include the effect of the expense offset arrangement.

	2016	2015	2014
Custody and Fund Accounting Fees	[ ]	$238,514	$241,799
Expense Offset Arrangement	[ ]	$7,072	$7,395
Net Custody and Fund Accounting Fees Paid	[ ]	$231,442	$234,404

TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, Washington, DC 20006, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of each class of shares of the Fund is normally determined once daily at 4:00 P.M. Eastern Time each day that the NYSE is open for a full day of trading (“Business Day”). As of the date of this SAI, the NYSE is open every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday. As of the date of this SAI, the NYSE will close early on July 3, 2017 and November 24, 2017. The determination of NAV of each share of the Fund is made once during each Business Day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV is determined separately for each class of shares by dividing the value of the Fund’s total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined. Unless determined not to represent fair value by the Trustees, Fund investments are valued in the manner described below.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available, or for which market quotations are available but deemed unreliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a Financial Intermediary will be priced at the NAV next calculated after that Financial Intermediary, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of the Fund’s portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

An investor should also be aware that any Fund shares that are redeemed within a 30 day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The 30 day holding period shall commence on the next business day following the date of purchase and shall apply to any redemption made on or before the 30th day from that date.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges by:

•	accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);
•	accounts of shareholders who have died or become disabled;
•	shareholders redeeming or exchanging shares:
—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Code, a 403(b) plan or any other Code Section 401 qualified employee benefit plan or account, or
—	in connection with plans administered as college savings plans under Section 529 of the Code;
•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;
•	redemptions of shares acquired through dividend reinvestment;
•	involuntary redemptions of accounts that fall below the minimum account size (see “Redemptions by the Fund” below);
•	Funds or accounts managed by BBH&Co. whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders; and
•	certain other accounts in the absolute discretion of the Investment Adviser when the redemption fee is de-minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The value of shares redeemed may be more or less than the shareholder’s cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult your own tax adviser.

This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the matters addressed herein.

Taxation of the Fund. The Fund has elected to be treated, and intends to qualify for treatment each year, as a “regulated investment company” (“RIC”) under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses ) and 90% of its net tax-exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one fund treated as a RIC do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of the carryforwards. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Post-2010 Losses may be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss, and such carryforwards must be utilized before the Fund can utilize any carryforwards of Pre-2011 Losses.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months generally ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated.

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income. Any distributions by the Fund from such income will generally be taxable to you as ordinary income or at the lower rates that apply to individuals receiving qualified dividend income. Dividends are taxable whether you receive them in cash or in additional shares.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). To the extent that the Fund receives qualified dividend income, a portion of the dividends paid by the Fund may be treated as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend (or the Fund fails to satisfy this holding period requirement with respect to the underlying dividend-paying stock), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions received by a Fund from another RIC (including an exchange-traded fund that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such other RIC. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. As noted above, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. The Fund does not expect that any of its dividends will qualify for the dividends-received deduction for corporate shareholders. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

The Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) will be taxable to non-corporate shareholders at reduced tax rates, regardless of how long the shareholders have held their shares in the Fund.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s tax basis in Fund shares and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Shareholders – Sale, Exchange or Redemption of Shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions to the shareholder of net capital gains with respect to the shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Upon a redemption of Fund shares, the Fund (or its administrative agent) will report to the Internal Revenue Service (“IRS”) the amount of redemption proceeds that a shareholder receives from the redemption. For redemptions of Fund shares purchased on or after January 1, 2012, the Fund will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Fund Investments. Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to avoid the payment of federal tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities (potentially resulting in the recognition of additional taxable income) to be able to satisfy the Distribution Requirement.

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if the bond was issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if the Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying income requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Dividends and interest received with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign income taxes and certain taxes of U.S. possessions paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. No deduction for foreign taxes paid by the Fund may be claimed by non-corporate shareholders who do not itemize deductions. Additionally, no deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or incurs liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the Fund owns shares in certain foreign entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Foreign Shareholders. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities, to the extent derived from investment income and short-term capital gain (other than “short-term capital gain dividends” and “interest-related dividends” described below), will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have been subject to the 30% (or lower treaty rate) withholding tax described in this paragraph. The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, or that is a

“foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in real estate investment trusts that hold residual interests in “real estate mortgage investment conduits” or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%.

Certain Reporting Regulations. If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

State Tax Matters. Distributions by the Fund to its shareholders and the ownership of Fund shares will generally be subject to applicable state and local taxes. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in GNMA or FNMA securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should contact your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in shares.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-575-1265. The Amended and Restated Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Amended and Restated Agreement and Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Amended and Restated Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Amended and Restated Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust’s Trustees individually but only upon the property of the Trust and the Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Amended and Restated Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund’s portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2016, 2015 and 2014, the portfolio turnover rate of the Fund’s portfolio was [ ]%, 18% and 15%, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases.

In effecting securities transactions for the Fund, the Investment Adviser and/or the Sub-adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser and/or each Sub-adviser considers a number of factors including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser and/or the Sub-adviser determines, in good faith, that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The aggregate commissions paid by the Fund for the fiscal years ended October 31, 2016, 2015 and 2014 were $[ ], $223,755 and $220,715, respectively.

Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any “affiliated person” (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Board from time to time reviews, among other things, information concerning the prevailing level of commissions charged by qualified brokers.

The Investment Adviser may direct a portion of the Fund’s securities transactions to certain unaffiliated brokers, which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser and/or each Sub-adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. maintains a list of approved Brokers and establishes committees that will periodically assess and review the full range of broker-dealer services including: the Broker’s ability to execute orders without disturbing the market price; the Broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the Broker’s financial condition and responsibility; the research and other investment information provided by the Broker; and the commissions charged. In evaluating the execution capability of approved Brokers, these committees will review, when appropriate, a number of factors that may include, without limitation, the following : (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. In addition, under Section 28(e) of the Exchange Act, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if best execution is in fact obtained from approved Brokers. Any new Brokers shall be assessed against BBH&Co.’s best execution criteria and reviewed by the applicable committee for inclusion on the approved Broker list.

The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent registered public accounting firm.

With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund’s annual report dated October 31, 2016 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Fund’s annual report, which also contains performance information for the Fund, is available, upon request, without charge, to each person receiving this SAI.

APPENDIX I – LISTING OF SERVICE PROVIDERS AND VENDORS

The following is a list of persons other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Service Providers

Select Equity Group, L.P.

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

ITG, Inc.

FT Interactive

Reuters, Inc.

Part C: Other Information

BBH TRUST

Item 28. Exhibits

(a)	(1)	Conformed copy of the Certificate of Trust of BBH Trust (the “Registrant”), dated October 28, 2005.	(1)
(a)	(2)	Conformed copy of the Agreement and Declaration of Trust of the Registrant, dated October 28, 2005.	(1)
(a)	(3)	Conformed copy of the Amended and Restated Agreement and Declaration of Trust of the Registrant, dated December 8, 2006.	(2)
(a)	(4)	Conformed copy of the Amended and Restated Agreement and Declaration of Trust of the Registrant, dated August 10, 2016.	(19)
(b)		Copy of the By-Laws of the Registrant, dated October 28, 2005.	(1)
(c)		Not applicable.
(d)	(1)	Conformed copy of the Investment Advisory and Administrative Services Agreement between Brown Brothers Harriman & Co. (“BBH&Co.”) and the Registrant, dated February 1, 2007.	(3)
(d)	(2)	Amended Annual Fee Schedule, dated September 23, 2015, to the Investment Advisory and Administrative Services Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(17)
(d)	(3)	Conformed copy of the Sub-advisory Agreement between BBH&Co. and Walter Scott & Partners Limited (“Walter Scott”), with respect to the BBH International Equity Fund, dated February 1, 2009.	(14)
(d)	(4)	Conformed copy of the Sub-advisory Agreement between BBH&Co. and Mondrian Investment Partners Limited (“Mondrian”), with respect to the BBH International Equity Fund, dated July 12, 2011.	(8)
(d)	(5)	Conformed copy of the Sub-advisory Agreement between BBH&Co, and Select Equity Group, L.P. (“Select Equity”), with respect to the BBH International Equity Fund, dated December 19, 2016.	*
(e)	(1)	Conformed copy of the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(10)
(e)	(2)	Conformed copy of Amendment No. 4, dated May 28, 2015, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(17)
(e)	(3)	Conformed copy of Amendment No. 5, dated April 1, 2016, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(20)
(f)		Not applicable.
(g)	(1)	Conformed copy of the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(g)	(2)	Conformed copy of the First Amendment, dated September 11, 2012, to the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(11)

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(h)	(1)	Conformed copy of the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(2)	Appendix A, as amended September 10, 2014, to the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(15)
(h)	(3)	Conformed copy of the Transfer Agency and Services Agreement between ALPS Fund Services Inc. and the Registrant, dated October 5, 2009.	(5)
(h)	(4)	Appendix A, as amended September 10, 2014, to the Transfer Agency and Services Agreement between ALPS Fund Services, Inc. and the Registrant, dated October 5, 2009.	(15)
(h)	(5)	Conformed copy of the Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(6)	Appendix A, as amended September 23, 2015, to the Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(17)
(h)	(7)	Conformed copy of the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(13)
(h)	(8)	Schedule A, as amended December 2, 2015, to the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(18)
(i)		Conformed copy of the Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, dated October 28, 2015, relating to shares of the BBH Money Market Fund.	(17)
(j)		Conformed copy of the Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.	(20)
(k)		Audited Financial Statements as of December 31, 2012, for BBH Global Funds, LLC, on behalf of Global Core Select, the predecessor fund to BBH Global Core Select.	(13)
(l)		Conformed copy of the Initial Capital of Understanding, dated March 16, 2007.	(3)
(m)	(1)	Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(6)
(m)	(2)	Schedule A, dated March 8, 2013, to the Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(13)
(n)	(1)	Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(6)
(n)	(2)	Appendix A, as amended December 7, 2016, to the Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	*
(o)		Reserved.
(p)	(1)	Code of Ethics for the Registrant, dated July 3, 2013.	(14)
(p)	(2)	Code of Ethics for BBH&Co., dated October 19, 2012.	(12)
(p)	(3)	Code of Ethics for Select Equity.	*
(p)	(5)	Code of Ethics for ALPS Distributors, Inc., dated July 1, 2010.	(7)
(q)	(1)	Conformed copies of Powers of Attorney of the Trustees of the Registrant, dated December 11, 2006.	(2)

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(q)	(2)	Conformed copies of Powers of Attorney of the Officers of the Registrant, dated December 11, 2006.	(2)
(q)	(3)	Conformed copy of Power of Attorney of the President of the Registrant, dated March 10, 2008.	(4)
(q)	(4)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated July 20, 2010.	(6)
(q)	(5)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated April 1, 2011.	(8)
(q)	(6)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated June 29, 2011.	(8)
(q)	(7)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated December 7, 2011.	(9)
(q)	(8)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated October 27, 2014.	(15)

(1)	Response is incorporated by reference to Registrant’s initial Registration Statement, filed on October 31, 2005.
(2)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2, filed on January 18, 2007.
(3)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 3, filed on March 19, 2007.
(4)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3, filed on October 28, 2008.
(5)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8, filed on February 26, 2010.
(6)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9, filed on July 20, 2010.
(7)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15, filed on October 28, 2010.
(8)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed on July 28, 2011.
(9)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on December 22, 2011.
(10)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on February 28, 2012.
(11)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25, filed on October 29, 2012.
(12)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 30, filed on February 28, 2013.

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(13)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 33, filed on March 28, 2013.

(14)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35, filed on October 29, 2013.

(15)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44, filed on October 28, 2014.

(16)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 49, filed on March 2, 2015.

(17)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed on October 28, 2015.

(18)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 60, filed on February 29, 2016.

(19)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 66, filed on August 24, 2016.

(20)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 67, filed on October 28, 2016.

(*)	Filed herewith.

Item 29.	Persons Controlled or Under Common Control with the Fund

None.

Item 30.	Indemnification

Subject to Section 4 of the Registrant’s Amended and Restated Declaration of Trust, the Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representatives, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court

4

or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article VII and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Covered Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. In making any determination regarding any person's entitlement of indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Trust shall have the burden of proving the contrary.

Insofar as indemnification liabilities arising under the Securities Act of 1933 (the “1933 Act”), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

(a)	Investment Adviser – Brown Brothers Harriman & Co. through a separately identifiable department

Brown Brothers Harriman & Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to each of the Registrant’s series through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Advisers Act.

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The list required by this Item 31 of officers and directors of the SID, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Schedules A and D of Form ADV filed by the SID pursuant to the Advisers Act (SEC File No. 801-60256).

Item 32.         Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF Trust, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Owlshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield

6

Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:
Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

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Item 33.         Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110
Brown Brothers Harriman & Co.	140 Broadway New York, NY 10005
Walter Scott & Partners, Limited (for BBH International Equity Fund only)	One Charlotte Square, Edinburgh, EH2 4DR Scotland, UK
Mondrian Investment Partners Limited (for BBH International Equity Fund only)	5th Floor, 10 Gresham Street London, England EC2V 67JD, UK
ALPS Distributors Inc.	1290 Broadway, Suite 1100, Denver, CO 80203
ALPS Funds Services, Inc.	1290 Broadway, Suite 1100, Denver, CO 80203

Item 34.         Management Services

Other than as set forth under the caption “Investment Adviser and Fund Administrator” in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 35.         Undertakings

Not applicable.

8

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this post-effective amendment No. 65 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York, New York on the 22nd day of December, 2016.

BBH TRUST

By:	/s/ Jean-Pierre Paquin
Jean-Pierre Paquin, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Jean-Pierre Paquin	President (Principal Executive Officer)	December 22, 2016
Jean-Pierre Paquin

	Trustee	December 22, 2016
H. Whitney Wagner*

	Trustee	December 22, 2016
Andrew S. Frazier*

	Trustee	December 22, 2016
Mark M. Collins*

	Trustee	December 22, 2016
John M. Tesoro*

	Trustee	December 22, 2016
Susan C. Livingston*

	Trustee	December 22, 2016
John A. Gehret*

/s/ Charles H. Schreiber	Treasurer (Principal Financial Officer)	December 22, 2016
Charles H. Schreiber

/s/ Suzan M. Barron	Secretary	December 22, 2016
By: Suzan M. Barron, Attorney in Fact

*Signed by Suzan M. Barron pursuant to powers of attorney previously filed.

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EXHIBIT INDEX

Exhibit Number	Exhibit
EX-99.D(5)	Conformed copy of the Sub-advisory Agreement between BBH&Co, and Select Equity Group, L.P., with respect to the BBH International Equity Fund, dated December 19, 2016.
EX-99.N(2)	Appendix A, as amended December 7, 2016, to the Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.
EX-99.P(3)	Code of Ethics for Select Equity.